                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 27, 2005

                              Alliance Towers, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Florida
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                              000-29689 65-0986953
--------------------------------------------------------------------------------
          (Commission File Number) (IRS Employer Identification Number)

        2550 East Trinity Mills Road, Suite 122, Carrollton, Texas 75006
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (972) 416-9304
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                    5401 S. DALE MABRY, TAMPA, FLORIDA 33611
---------------------------------------------- ---------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
/ / Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
/ /  Pre-commencement  communications  pursuant  to  Rule  13-e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On April 27, 2005  Alliance  Towers,  Inc. (the  "Company")  entered into a
Stock  Purchase  Agreement and Share Exchange (the  "Exchange  Agreement")  with
Robert C. Sandberg, Michael Delin, Homes For America Holdings, Inc. and Enclaves
Group,  Inc.  ("Enclaves"),  pursuant to which the  holders of  Enclaves  common stock,  $.001 par value per share (the "Enclaves Common Stock"),  exchanged such common stock for an aggregate of (i) 2,818,936,770 shares of common stock, $.001 par value per share, of the Company  ("Company Common Stock") and (ii) 6,000,000
shares of Series A Convertible  Preferred Stock of the Company,  $.001 par value per  share  ("Company  Series A  Preferred  Stock"),  which  preferred  stock is convertible,  at the option of the holder, into 38,621,264,600 shares of Company
Common  Stock.  In  addition,  pursuant to the Exchange  Agreement,  immediately following the closing,  the holders of Enclaves' Series A Convertible  Preferred
Stock,  $.001  par  value  per  share  ("Enclaves  Series A  Preferred  Stock"), exchanged  such  preferred  stock  for an equal  number  of  shares  of Series B
Convertible Preferred Stock of the Company,  $.001 par value per share ("Company
Series B  Preferred  Stock"),  resulting  in  Enclaves  becoming a  wholly-owned
subsidiary  of  the  Company,   and   Enclaves'   former   stockholders   owning
approximately  98% of the  Company's  capital  stock,  as  calculated on a fully diluted  basis  (collectively,  the "Share  Exchange").  The Share  Exchange was
consummated upon execution on April 27, 2005.

     A copy of the  Exchange  Agreement  is filed as Exhibit 10.1 to this report and the  contents of it are  incorporated  herein by  reference.  The  foregoing description  of the terms and  conditions  of the Exchange  Agreement  described herein is only a summary of some of the material  provisions  of such  agreement and does not purport to be complete and does not restate  such  agreement in its entirety.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

     As described above, pursuant to the Share Exchange and as consideration for the issued and outstanding capital stock of Enclaves,  the Company issued to the holders of  Enclaves  Common  Stock and  Enclaves  Series A  Preferred  Stock an
aggregate of (i)  2,818,936,770  shares of Company Common Stock,  (ii) 6,000,000
shares  of  Company  Series  A  Preferred   Stock  which  is  convertible   into
38,621,264,600  shares of Company  Common  Stock and (iii)  1,000,000  shares of
Company  Series B Preferred  Stock  which is  convertible  into  171,666,121,630 shares of Company  Common Stock.  The  conversion  terms of the Company Series A
Preferred Stock and the Company Series B Preferred Stock are described in detail under Item 5.03 of this Form 8-K.

     The Company  relied upon Section  4(2) of the  Securities  Act of 1933,  as amended,  for the offer and sale.  It believed  that Section 4(2) was  available because  the offer  and sale did not  involve  a public  offering  and there was neither a general solicitation nor general advertising involved in the offer and sale.

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT.

     As described above, pursuant to the Share Exchange and as consideration for the issued and outstanding capital stock of Enclaves,  the Company issued to the holders of  Enclaves  Common  Stock and  Enclaves  Series A  Preferred  Stock an
aggregate of (i)  2,818,936,770  shares of Company Common Stock,  (ii) 6,000,000
shares  of  Company  Series  A  Preferred   Stock  which  is  convertible   into

38,621,264,600  shares of Company  Common  Stock and (iii)  1,000,000  shares of
Company  Series B Preferred  Stock  which is  convertible  into  171,666,121,630 shares of Company Common Stock.,  resulting in Enclaves  becoming a wholly-owned
subsidiary  of  the  Company,   and   Enclaves'   former   stockholders   owning
approximately  98% of the  Company's  capital  stock,  as  calculated on a fully diluted basis. Enclaves' former stockholders consist solely of Homes for America
Holdings, Inc. and Cornell Capital Partners, LP.

     In  connection  with,  and as a  condition  to the Share  Exchange,  Robert
Sandburg and Michael  Delin,  the Company's sole officers and directors (and who
collectively   beneficially  owned  22.51%  of  the  Company  before  the  Share
Exchange),  resigned from their  positions with the Company  effective April 27,
2005 and caused  Daniel G.  Hayes,  Robert M. Kohn and Robert A.  MacFarlane  to
become  the  Company's  directors,  after  which this  newly  constituted  board appointed the following Company officers:

         Daniel G. Hayes         President and Chief Executive Officer
         Mark D. MacFarlane      Vice President and Chief Operating Officer
         Emilia Nuccio           Assistant Secretary

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information  concerning ownership of Company
Common Stock,  Company  Series A Preferred  Stock and Company Series B Preferred
Stock immediately following the Share Exchange for (i) each director,  (ii) each executive  officer,  (iii) all directors  and executive  officers as a group and
(iv) each person known to be the beneficial owner of more than five percent (5%)
of Company Common Stock,  Company Series A Preferred  Stock and Company Series B
Preferred Stock.

     The  information  regarding  beneficial  ownership of Company Common Stock,
Company Series A Preferred  Stock and Company Series B Preferred  Stock has been
presented  in  accordance   with  the  rules  of  the  Securities  and  Exchange
Commission.  Under these rules, a person may be deemed to  beneficially  own any shares of capital stock as to which such person, directly or indirectly,  has or shares voting power or investment  power,  and to beneficially own any shares of the  Company's  capital  stock as to which such  person has the right to acquire voting or  investment  power  within 60 days  through the  exercise of any stock option or other right.  The percentage of beneficial  ownership as to any person as of a particular  date is  calculated by dividing (a) (i) the number of shares beneficially  owned by such  person  plus (ii) the  number of shares as to which such person has the right to acquire  voting or investment  power within 60 days by (b) the total number of shares  outstanding as of such date,  plus any shares that such  person  has the right to  acquire  from us within 60 days.  Including those shares in the tables does not,  however,  constitute an admission that the named  stockholder  is a direct or indirect  beneficial  owner of those  shares.
Unless  otherwise  indicated,  each person or entity named in the table has sole voting  power and  investment  power (or shares  that  power with that  person's spouse)  with  respect to all shares of  capital  stock  listed as owned by that person or entity.

                                                                                 Series A Convertible         Series B Convertible
Name and Address of Beneficial                  Common Stock Beneficially          Preferred Stock              Preferred  Stock
Owner                                                    Owned                    Beneficially Owned           Beneficially Owned
--------------------------------              -----------------------------   --------------------------    -----------------------
                                                  Shares     Percentage         Shares      Percentage        Shares    Percentage
                                                  ------     ----------         ------      ----------        ------    ----------

Daniel G. Hayes
Alliance Towers, Inc.
2550 East Trinity Mills Road
Suite 122                                            --         --                 --            --              --         --
Carrollton, Texas 75006

Mark D. MacFarlane
Alliance Towers, Inc.
2550 East Trinity Mills Road                         --         --                 --            --              --         --
Suite 122
Carrollton, Texas 75006

Emilia Nuccio
Alliance Towers, Inc.
2550 East Trinity Mills Road                         --         --                 --            --              --         --
Suite 122
Carrollton, Texas 75006

Robert M. Kohn
Alliance Towers, Inc.
2550 East Trinity Mills Road
Suite 122                                            --         --                 --            --              --         --
Carrollton, Texas 75006

Robert A. MacFarlane
Alliance Towers, Inc.
2550 East Trinity Mills Road
Suite 122                                            --         --                 --            --              --         --
Carrollton, Texas 75006

Marlin Wiggens
Alliance Towers, Inc.
2550 East Trinity Mills Road
Suite 122                                            --         --                 --            --              --         --
Carrollton, Texas 75006

Officers and Directors as a group                    --         --                 --            --              --         --
(6 persons)

Homes For America Holdings, Inc.          148,225,057,111(1)   98.55%         6,000,000         100%          816,000      81.6%
One Odell Plaza
Yonkers, New York 10701

Cornell Capital Partners, L.P.             24,078,938,059(2)   82.81%              --            --           184,000      18.4%
101 Hudson Street
Suite 3700
Jersey City, NJ 07302

     1.   The  Company  Common  Stock  beneficially  owned by Homes For  America
          Holdings, Inc. ("HFAH") represents (i) 2,818,936,770 shares of Company
          Common Stock  currently held by HFAH,  (ii)  38,621,264,600  shares of
          Company Common Stock issuable upon conversion of the 6,000,000  shares of Company Series A Preferred  Stock  currently held by HFAH and (iii)
          106,784,855,741   shares  of  Company   Common  Stock   issuable  upon
          conversion of the 816,000 shares of Company  Series B Preferred  Stock currently held by HFAH.

     2.   The  Company  Common  Stock  beneficially  owned  by  Cornell  Capital
          Partners, L.P. ("CORNELL") represents 24,078,938,059 shares of Company
          Common Stock issuable upon conversion of the 184,000 shares of Company
          Series B Preferred Stock currently held by Cornell.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL EXECUTIVE OFFICERS;  ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     As described above,  pursuant to the Exchange  Agreement,  Robert Sandburg, the Company's chief  executive  officer and a director,  and Michael Delin,  the
Company's chief financial officer and a director,  resigned from their positions with the Company effective April 27, 2005 and caused Daniel G. Hayes,  Robert M.
Kohn and Robert A.  MacFarlane  to become the Company's  directors,  after which this newly constituted board appointed the following Company officers:

           Daniel G. Hayes         President and Chief Executive Officer
           Mark D. MacFarlane      Vice President and Chief Operating Officer
           Emilia Nuccio           Assistant Secretary

     On May 2, 2005, the Company's board of directors selected Marlin Wiggins to fill a vacancy on the Company's  board of directors.  Mr. Wiggins is expected to join  the  audit,  compensation  and  nominating  committees  of  the  board  of directors.  The  business  experience  of each of the  Company's  directors  and executive officers is as follows:

     Daniel G. Hayes has served as president,  chief executive  officer and as a director of Enclaves  since its  incorporation  in November  2004 and became the president,  chief executive  officer and a director of the Company following its acquisition  of  Enclaves on April 27,  2005.  Since  1990,  Mr.  Hayes has been engaged in the  private  practice  of law,  focusing  on  corporate  governance, commercial real estate,  and secured  finance.  Before 1990, Mr. Hayes served as general  counsel and corporate  officer of The Rojac Group,  Inc., a real estate development company in Rockville, Maryland, and before that of ETICAM Management
Company, an environmental management firm in Alexandria, Virginia. Mr. Hayes has also served as special  counsel to Homes for America  Holdings,  Inc.  since its formation  and as a member of its  board of  directors  since  1998.  Mr.  Hayes received his J.D.  from Cornell  University  in 1982 and is licensed to practice law in the State of Illinois,  the District of Columbia, and the Commonwealth of
Virginia.

     Mark D. MacFarlane has served as vice president and chief operating officer of Enclaves since its  incorporation  in November 2004 and became vice president and chief operating officer of the Company following its acquisition of Enclaves on April 27, 2005.  In  addition,  since 1997 Mr.  MacFarlane  has served as the director of multifamily development of Homes for America Holdings, Inc. While at
Homes for America Holdings,  Inc., Mr. MacFarlane was also the project developer and head of the business development plan that became the original business plan for Enclaves before its original  capitalization  by Homes for America Holdings,
Inc.

     Emilia  Nuccio has served as  assistant  secretary  of  Enclaves  since its incorporation in November,  2004 and became  assistant  secretary of the Company following its  acquisition  of Enclaves on April 27, 2005.  In 2001,  Ms. Nuccio
founded  Girasole   International  to  provide  consulting  services  in  media, marketing and education to a wide range of organizations.  From 1998 to 2001 Ms.
Nuccio served first, as executive  director of international and general manager of Latin America and then as president of international sales for The itsy bitsy
Entertainment  Company.  Prior to joining The itsy bitsy Entertainment  Company,
Ms. Nuccio was vice president,  Latin American sales for BBC Worldwide Americas,

the  commercial  arm of the British  Broadcasting  Corporation  in the Americas.
Prior to joining the BBC,  Ms.  Nuccio was  director of sales for  Protele,  the international  distribution arm of the Mexican media giant,  Televisa.  Prior to working at  Televisa,  Ms.  Nuccio spent 14 years at  Westinghouse  Broadcasting
Corporation, now CBS.

     Robert M. Kohn has served as a director of Enclaves since its incorporation in November 2004 and became a director of the Company  following its acquisition of Enclaves on April 27, 2005.  In addition,  Mr. Kohn has been the president of
Homes for America  Holdings,  Inc. since 2004, its chief operating officer and a director since 1998 and the president of Homes For America Real Estate  Services since 1999.  From 1996 to present,  Mr. Kohn was the president of  International
Business  Realty & Consultants,  LLC ("IBRC"),  a consulting  company and one of
Homes for America Holdings,  Inc.'s  stockholders.  Mr. Kohn performs consulting services  related to the purchase,  acquisition  and management of the Homes for
America Holdings, Inc.'s properties on behalf of IBRC. From 1979 to 1996, he was the  President  of real estate  companies  Alfred Kohn  Realty  Corporation  and
Schuyler  Realty.  In 1986, Mr. Kohn became the managing  partner of Kohn Belson
Associates,  managing in excess of 22,000 apartments.  Mr. Kohn has orchestrated the  financing  and  acquisition  of thousands of  multi-family  housing  units, converted in excess of $100 million of rental  properties  and  warehouses  into residential  lofts,  and  managed  more than 22,000  apartments  in the New York metropolitan  area.  Mr.  Kohn  graduated  from Ohio  University  with a B.S. in
Economics.

     Robert  A.  MacFarlane  has  served as a  director  of  Enclaves  since its incorporation  in November  2004 and became a director of the Company  following its acquisition of Enclaves on April 27, 2005. In addition,  Mr.  MacFarlane has served as chairman,  chief executive officer and a director of Homes for America
Holdings,  Inc. since 1996. From 1992 to 1996, Mr. MacFarlane was an independent tax-exempt bond and tax credit consultant at FC Partners,  a real estate company in New York. From 1989 to 1991, he was Senior Property  Acquisitions  Officer of
the Boutwell Company,  a real estate company  representing a Rockefeller  Family
Trust,  and receiving all of its funds from that Trust.  In this  capacity,  Mr.
MacFarlane was  responsible  for the  acquisition of residential  and commercial properties. Mr. MacFarlane was directly responsible for the closing of more than one half-billion  dollars worth of real estate  transactions in Texas alone, two of which were turnaround, value-added acquisitions totaling $300 million.

     Marlin  Wiggins has served as a director to the Company  since May 2, 2005.
Mr.  Wiggins is a certified  public  accountant  who provides tax,  bookkeeping, audit and consulting  services to small and medium size  businesses,  as well as not-for-profit entities. Mr. Wiggins was previously a senior auditor for Watson,
Rice and Company,  a regional  accounting firm, where he specialized in auditing not-for-profit  entities.  Mr.  Wiggins  also worked as an internal  auditor for
Citibank and was the  controller  for Eastmond and Sons,  Inc., a boiler  repair company.  Mr. Wiggins currently serves on numerous  community boards in the City of Yonkers,  New York,  including the Nepperhan Valley Development  Corporation, the nValley  Technology  Center,  the Yonkers  Empowerment  Zone, the Academy of
Finance at Lincoln High School, the Phillipsburgh Performing Arts Center and the
Strategic Business Alliance of Yonkers.

     Robert A. MacFarlane is both Mark  MacFarlane's  father and Emilia Nuccio's husband.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On April 27, 2005,  the Company  amended its Articles of  Incorporation  by
filing  a  Certificate  of  Designations,   Preferences  and  Other  Rights  and
Qualifications  to create  6,000,000  shares of Company Series A Preferred Stock
(the "Series A Designation").  The Series A Designation  provides the holders of
Company Series A Preferred Stock with the following rights:

          1.  Dividends  - The holders of Company  Series A Preferred  Stock are entitled  to  receive  a  preferred  dividend  if at  any  time  a  dividend  or distribution  of assets is declared and paid on the Company  Common Stock or any other class or series of the Company's  capital stock equal to the dividend that would have been payable to such holder if the shares of Series A Preferred Stock held by such holder had been converted to Company Common Stock. In addition, the
Company may not declare or pay any dividend or make any  distribution  of assets on, or redeem,  purchase or otherwise  acquire,  shares of capital  stock of the
Company ranking junior to the Company Series A Preferred Stock unless all unpaid
Company Series A Preferred  Stock  dividends have been or are  contemporaneously paid.

          2. Liquidation,  Merger, Sale, Etc. - In the event of any voluntary or involuntary  liquidation,  dissolution or winding up of the Company, the holders of Company  Series A Preferred  Stock  shall be entitled to receive,  pari passu with the  holders  of  Company  Series  B  Preferred  Stock,  and  prior  and in preference  to any  distribution  to the holders of Company  Common Stock or any other class of the  Company's  capital stock an amount equal to what such holder would have  received if the shares of Company  Series A Preferred  Stock held by such holder had been converted to Company Common Stock.

          3.  Conversion - Each holder of Company Series A Preferred Stock shall have the right,  at such holder's  option,  at any time or from time to time, to convert its Company Series A Preferred  Stock into such number of fully paid and non-assessable  shares of Company  Common  Stock  equal to the  product of (i) a fraction,  (A) the  numerator  of which is the  number  of  shares  of  Series A
Preferred Stock such holder desires to convert into Company Common Stock and (B)
the denominator of which is the total number of issued and outstanding shares of
Company  Series A  Preferred  Stock and (ii)  38,621,264,600  shares of  Company
Common Stock.

          4. Rank - Without the written  consent of the holders of a majority of the Company  Series A Preferred  Stock then  outstanding,  the Company shall not issue any shares of capital  stock that are senior or PARI PASSU in any  respect to the Company Series A Preferred Stock,  including,  without limitation,  as to payment of dividends,  distribution  of assets,  or  redemptions;  or authorize, create,  or issue any  shares of any class or series of any  bonds,  debentures, notes, or other  obligations  convertible  into or  exchangeable  for, or having optional  rights to  purchase,  or any  options,  warrants,  or other  rights to acquire, any shares having any such preference or priority.

          5.  Voting  rights - The holders of Company  Series A Preferred  Stock shall be entitled (i) to vote separately as a class (with no other  stockholders voting), to approve all matters that affect the rights, value, or ranking of the
Company  Series A  Preferred  Stock,  and (ii) to cast  such  number of votes in respect of such shares of Company  Series A  Preferred  Stock as shall equal the largest whole number of shares of Company Common Stock into which such shares of
Series A Preferred Stock are then convertible on all matters on which holders of
Company  Common  Stock shall be entitled to vote,  voting  together as one class with,  and in the same  manner  and with the same  effect  as,  such  holders of
Company Common Stock.

     On  April  28,  2005,   the  Company   further   amended  its  Articles  of
incorporation  by filing a Certificate of  Designations,  Preferences  and Other
Rights  and  Qualifications  to  create  1,000,000  shares of  Company  Series B
Preferred Stock (the "Series B Designation").  The Series B Designation provides the holders of Company Series B Preferred Stock with the following rights:

          1.  Dividends  - The holders of Company  Series B Preferred  Stock are entitled  to  receive  a  preferred  dividend  if at  any  time  a  dividend  or distribution  of assets is declared and paid on the Company  Common Stock or any other class or series of the Company's  capital stock equal to the dividend that would have been payable to such holder if the shares of Series B Preferred Stock held by such holder had been converted to Company Common Stock. In addition, the
Company may not declare or pay any dividend or make any  distribution  of assets on, or redeem,  purchase or otherwise  acquire,  shares of capital  stock of the
Company ranking junior to the Company Series B Preferred Stock unless all unpaid
Company Series B Preferred  Stock  dividends have been or are  contemporaneously paid.

          2. Liquidation,  Merger, Sale, Etc. - In the event of any voluntary or involuntary  liquidation,  dissolution or winding up of the Company, the holders of Company  Series B Preferred  Stock  shall be entitled to receive,  pari passu with the  holders  of  Company  Series  A  Preferred  Stock,  and  prior  and in preference  to any  distribution  to the holders of Company  Common Stock or any other class of the  Company's  capital stock an amount equal to what such holder would have  received if the shares of Company  Series B Preferred  Stock held by such holder had been converted to Company Common Stock.

          3.  Conversion - Each holder of Company Series B Preferred Stock shall have the right,  at such holder's  option,  at any time or from time to time, to convert its Company Series B Preferred  Stock into such number of fully paid and non-assessable  shares of Company  Common  Stock  equal to the  product of (i) a fraction,  (A) the  numerator  of which is the  number  of  shares  of  Series B
Preferred Stock such holder desires to convert into Company Common Stock and (B)
the  denominator of which  1,000,000 and (ii) 300% of the total number of shares of Company Common Stock issued and outstanding, as calculated on a fully diluted basis.

          4. Rank - Without the written  consent of the holders of a majority of the Company  Series B Preferred  Stock then  outstanding,  the Company shall not issue any shares of capital  stock that are senior or PARI PASSU in any  respect to the Company Series B Preferred Stock,  including,  without limitation,  as to payment of dividends,  distribution  of assets,  or  redemptions;  or authorize, create,  or issue any  shares of any class or series of any  bonds,  debentures, notes, or other  obligations  convertible  into or  exchangeable  for, or having optional  rights to  purchase,  or any  options,  warrants,  or other  rights to acquire, any shares having any such preference or priority.

          5.  Voting  rights - The holders of Company  Series B Preferred  Stock shall be entitled (i) to vote separately as a class (with no other  stockholders voting), to approve all matters that affect the rights, value, or ranking of the
Company  Series B  Preferred  Stock,  and (ii) to cast  such  number of votes in respect of such shares of Company  Series B  Preferred  Stock as shall equal the largest whole number of shares of Company Common Stock into which such shares of
Series B Preferred Stock are then convertible on all matters on which holders of
Company  Common  Stock shall be entitled to vote,  voting  together as one class with,  and in the same  manner  and with the same  effect  as,  such  holders of
Company Common Stock.

     A copy of the Series A Designation  and the Series B Designation  are filed as Exhibits 3.1 and 3.2,  respectively,  to this report and the contents of each are incorporated herein by reference. The foregoing description of the terms and conditions  of the Series A Designation  and the Series B Designation  described herein is only a summary of some of the material provisions of such designations and does not purport to be complete  and does not restate such  designations  in their entirety.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired.

     As permitted by Item 9.01(a)(4) of Form 8-K, the Company will, if required, file the financial  statements  required by Item 9.01(a)(1) of Form 8-K pursuant to an amendment to this Form 8-K not later than seventy one (71)  calendar  days after the date this Form 8-K must be filed.

     (b) Pro Forma Financial Information.

     As permitted by Item 9.01(b)(2) of Form 8-K, the Company will, if required, file the financial  statements  required by Item 9.01(b)(1) of Form 8-K pursuant to an amendment to this Form 8-K not later than seventy one (71)  calendar  days after the date this Form 8-K must be filed.

     (c) Exhibits.

Number   Description of Exhibit
------   ----------------------

3.1      Certificate  of   Designations,   Preferences   and  Other  Rights  and
         Qualifications of Company Series A Preferred Stock.

3.2      Certificate  of   Designations,   Preferences   and  Other  Rights  and
         Qualifications of Company Series B Preferred Stock.

10.1     Stock Purchase and Share Exchange, dated April 27, 2005, by and between the  Company,  Robert C.  Sandberg,  Michael  Delin,  Homes For America
         Holdings, Inc. and Enclaves.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  Report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                   ALLIANCE TOWERS, INC

Date:  May 2, 2005                 By:/s/ Daniel G. Hayes
                                      ----------------------------------
                                      Name: Daniel G. Hayes
                                      Title: Chief Executive Officer